                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 2, 2008
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

    Delaware                      001-13403                84-1032638
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(State or other jurisdiction    (Commission               (IRS Employer
 of incorporation)              File Number)            Identification No.)

         4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri 64116
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (816) 584-5000
                                                          ----------------------
                                 Not Applicable
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              (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year.

     The Board of Directors of American  Italian Pasta  Company (the  "Company")
adopted  an  Amendment  to its  Amended  and  Restated  By-Laws  of the  Company
effective July 2, 2008.

     The Amendment revised and replaced Article VII, Shares of Capital Stock, to clarify the Company's  ability to issue and transfer  uncertificated  shares and the  method of  handling  lost  certificates  and to  eliminate  an  unnecessary provision regarding transfer agents.

     A copy of the  Amendment  to the  By-Laws is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

            (c)     Exhibits.

            3.1     Amendment to Amended and Restated Bylaws.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date:  July 8, 2008             AMERICAN ITALIAN PASTA COMPANY

                                       By:  /s/ Paul R. Geist
                                          --------------------------------------
                                                Paul R. Geist
                                                Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number             Description

   3.1                     Amendment to Amended and Restated Bylaws.